Exhibit 99.01

Media Contact: Jodi Guilbault MIPS Technologies, Inc. +1 650 567-5035 jodi@mips.com	Investor Contact: Mark Tyndall MIPS Technologies, Inc. +1 650 567-5100 ir@mips.com

 MIPS Technologies Reports Second Quarter Fiscal 2008 Financial Results

MOUNTAIN VIEW, Calif. – January 30, 2008 – MIPS Technologies, Inc. (NasdaqGS: MIPS), a leading provider of industry-standard architectures, processor cores and analog IP for digital consumer, home networking, wireless, communications and business applications, today reported consolidated financial results for the quarter ending December 31, 2007.  Second quarter results include financials from Chipidea Microelectronica, S.A. (Chipidea) following the completion of the acquisition on August 27, 2007.

Revenue for the second quarter was $26.5 million, an increase of 19 percent over the prior quarter revenue of $22.2 million, and an increase of 26 percent from the $21.0 million reported in the second fiscal quarter a year ago.

Revenue from royalties was $12.5 million, an increase of 19 percent from the $10.5 million reported in the prior quarter and an increase of 12 percent from the $11.2 million reported in the second quarter a year ago. Contract revenue was $13.9 million, an increase of 20 percent from the $11.6 million reported in the prior quarter and an increase of 42 percent from the $9.8 million reported in the second quarter a year ago.

Net loss in the second quarter of fiscal 2008 on a generally accepted accounting principles (GAAP) basis was $12.1 million compared to net loss of $7.0 million in the prior quarter and net income of $2.6 million in the second quarter a year ago.  GAAP net loss per share on a basic and diluted basis in the second quarter of 2008 was $0.28, compared with GAAP net loss per diluted share of $0.16 in the prior quarter and net income per share of $0.06 in the second quarter a year ago.

Non-GAAP net loss in the second quarter of fiscal 2008, which excludes the effect of equity based compensation expense and certain costs and expenses related to the acquisition of Chipidea, was $2.9 million or $0.07 per basic and diluted share, compared with net income of $3.9 million or $0.08 per diluted share in the prior quarter and $4.4 million or $0.10 per diluted share in the second quarter a year ago.  A reconciliation of non-GAAP measures used in this release to the corresponding GAAP results is provided in the tables below.

“Two of our three major revenue sources had record numbers in the December quarter, however, our processor license shortfall coupled with an extraordinary tax provision pushed us to a loss position," said John Bourgoin, president and CEO.  “As previously announced, we are taking restructuring steps to help assure that our financial targets during the coming quarters will be met.”

“I believe that both our analog and processor business groups have excellent underlying strength as evidenced by strong growth in analog last year (>40%) and growing strength in processor shipments—now surpassing the 100 million unit mark in the December quarter,” said Bourgoin.   “As we work our way through the acquisition issues and begin to reap the benefits of cost reduction activities, I expect improvements in our results.”

MIPS Technologies invites you to listen to management’s discussion of Q2 results and Q3 guidance in a live conference call today beginning at 1:45 p.m. Pacific time.  The conference call number is 1-210-839-8502 and the replay number is 1-203-369-3287 which will be available for seven days, following the conference call.  The access code for both numbers is MIPS.  An audio replay of the conference will be posted on the company’s website (www.mips.com) soon thereafter.

Q2 FY 2008 News Highlights:
From its founding more than 20 years ago, the MIPS® architecture has represented innovation and performance. Today, MIPS Technologies and its licensees continue to lead in system performance and innovative solutions for established and emerging markets—especially in the digital living room and connected home. With multiple design teams actively developing the architecture, more than 900 MIPS-Based™ implementations throughout the world, and a vibrant ecosystem of third-party tools and software, MIPS continues to be at the core of the user experience.

Following are selected press release headlines from MIPS Technologies, and the company's licensees, systems vendors and third party providers:

•	MIPS Technologies Hits EDN Magazine’s ‘Hot 100 Products’ List
•	MIPS Technologies Enters 32-bit Microcontroller Market
•	Microchip Technology Chooses Industry-Leading MIPS32® Architecture for Entrance into 32-bit Microcontroller Market
•	MIPS Technologies Wins Leading Product Award from EDN China
•	MIPS Technologies Joins the Multicore Association to Drive Standards for Next-Generation Embedded Designs
•	Chipidea Introduces Industry’s First Class D Audio Driver IP for Portable Consumer Applications
•	AMIMON Chooses the MIPS32® M4K® Core for Wireless High Definition Multimedia Applications
•	MIPS Technologies Builds on Leadership Position in Products for the Digital Living Room with SiS License
•	Sigma Designs Selects MIPS® Cores for Next-Generation Home Entertainment SoCs
•	ALI Corporation, Global Leader in Digital Entertainment Solutions Licenses Power-efficient MIPS32® 24KEc™ Pro Core
•	Chipidea Achieves Certification for USB High-Speed PHY IP on Chartered’s 90nm and 65nm Customer-ready Technologies
•	Entropic Licenses MIPS32® 24Kc™ Core for Next-Generation Broadband and Residential Gateway Applications
•	MIPS Technologies Appoints Stuart Nichols Vice President and General Counsel

Third Party Announcements

•	Samsung's New Home Theater-in-a-Box (HTiB) Powered by Sigma Designs MIPS-Based™ SMP8634 Media Processor
•	Broadcom's Satellite MIPS-Based™ System-On-A-Chip Provides the Highest Level of System Integration for Low Cost, High Definition Satellite Set-Top Boxes
•	PMC-Sierra Introduces MIPS-Based™ MSP7160 Integrated GPON Fiber Access Gateway Device
•	Harris Corporation Selects RMI's Professional Services Group to Unleash MIPS-Based™ XLR Processor as Foundation for Data Plane Processing Program
•	Entropic Communications and Hannet Telecom Partner to Deliver Innovative MIPS-Based™ Broadband Solutions to Korea
•	Cavium Networks MIPS-Based™ OCTEON Processors Power H3C’s SMB and Internet Café Router Products
•	CipherOptics, Leading Innovator of Compliance Grade Data Protection Solutions Selects RMI’s MIPS-Based™ XLR Processor to Further Innovation
•	Aruba Networks Selects Cavium Networks' MIPS-Based™ OCTEON Processors for Enterprise Networking Solutions
•	Broadcom and RaisingSun Collaborate to Deliver Industry's First Digital TV Solution for China's Television Market
•	Ralink's MIPS-Based™ 802.11n APSOC/iNIC RT2880 Passes DFS Testing
•	Mobile Phone Leader Selects RMI's MIPS-Based™ Alchemy Au1250 Media Processor for Sophia Nani - Full-Featured PMP with Touchscreen Display
•	TimeSys Introduces LinuxLink Subscriptions for MIPS32® 74K™ Processor Cores
•	Cavium Networks' New MIPS-Based™ OCTEON Plus CN58XX Low-Power Series Breaks the 1 Watt per Core Barrier
•	Entropic Communications Announces Availability of Industry's First MoCA 1.1 Enabled Chipset
•	D2 Technologies and Ikanos Unveil Integrated Design for VoIP-Enabled Quadruple Play Devices

About MIPS Technologies, Inc.
MIPS Technologies, Inc. (NASDAQ: MIPS) is the world’s second largest semiconductor design IP company and the number one analog IP company worldwide.  With more than 250 customers around the globe, MIPS Technologies powers some of the world’s most popular products for the digital consumer, broadband, wireless, networking and portable media markets—including broadband devices from Linksys, DTVs and entertainment systems from Sony, DVD recordable devices from Pioneer, digital set-top boxes from Motorola, network routers from Cisco, 32-bit microcontrollers from Microchip Technology and laser printers from Hewlett- Packard. Today, the company owns more than 400 patent properties (patents and applications) worldwide. Founded in 1998, MIPS Technologies is headquartered in Mountain View, California, with offices worldwide. For more information, contact (650) 567-5000 or visit www.mips.com.

Forward Looking Statements

This press release contains forward-looking statements; such statements are indicated by forward looking language such as “plans”, “anticipates”, “expects”, “will”, and other words or phrases contemplating future activities including statements regarding MIPS Technologies’ expectations regarding customers’ use of MIPS’ products.  These forward looking statements include MIPS’ expectation regarding improvements in financial results. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a number of different risks and uncertainties, including but not limited to: the fact that there can be no assurance that our products will achieve market acceptance, difficulties that may be encountered in the integration of the Chipidea business,  changes in our research and development expenses, the anticipated benefits of our partnering relationships may be more difficult to achieve than expected, the timing of or delays in customer orders, delays in the design process, the length of MIPS Technologies’ sales cycle, MIPS Technologies’ ability to develop, introduce and market new products and product enhancements, and the level of demand for semiconductors and end-user products that incorporate semiconductors. For a further discussion of risk factors affecting our business, we refer you to the risk factors section in the documents we file from time to time with the Securities and Exchange Commission.

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 MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2007	June 30, 2007
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$15,188	$119,039
Short-term investments	-	25,845
Accounts receivable, net	20,520	5,212
Prepaid expenses and other current assets	18,882	2,472
Total current assets	54,590	152,568
Equipment, furniture and property, net	15,715	5,781
Goodwill	112,320	565
Other assets	69,889	15,948
	$252,514	$174,862
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,159	$503
Accrued liabilities	51,423	16,118
Debt – short term	22,053	-
Deferred revenue	4,542	2,633
Total current liabilities	83,177	19,254
Long-term liabilities	24,789	5,726
Stockholders’ equity	144,548	149,882
	$252,514	$174,862

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2007	2006	2007	2006
Revenue:
Royalties	$12,515	$11,188	$23,035	$22,394
Contract Revenue	$13,935	9,817	$25,568	18,161
Total revenue	26,450	21,005	48,603	40,555
Costs and expenses:
Costs of contract revenue	9,379	96	12,703	206
Research and development	9,493	8,478	18,506	16,479
Sales and marketing	6,153	5,209	11,739	10,080
General and administrative	7,869	4,577	14,878	8,888
Acquired in-process research and development	971	-	6,411	-
Total costs and expenses	33,865	18,360	64,237	35,653
Operating income (loss)	(7,415)	2,645	(15,634)	4,902
Other income (expense), net	(1,220)	1,544	(727)	2,974
Income (loss) before income taxes	(8,635)	4,189	(16,361)	7,876
Provision for income taxes	3,511	1,601	2,816	2,965
Net income (loss)	$(12,146)	$2,588	$(19,177)	$4,911
Net income (loss) per basic share	$(0.28)	$0.06	$(0.44)	$0.11
Net income (loss) per diluted share	$(0.28)	$0.06	$(0.44)	$0.11
Common shares outstanding-basic	43,902	43,533	43,834	43,497
Common shares outstanding-diluted	43,902	45,703	43,834	45,402

MIPS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME and NET INCOME PER SHARE

(In thousands, except per share data)

(unaudited)

		Three Months Ended December 31, 2007	Three Months Ended September 30, 2007	Three Months Ended December 31, 2006
	GAAP net income (loss)	$(12,146)	$(7,031)	$2,588
	Net income (loss) per basic share	$(0.28)	$(0.16)	$0.06
	Net income (loss) per diluted share	$(0.28)	$(0.16)	$0.06
(a)	Equity-based compensation expense under SFAS 123R	$2,082	$2,390	$1,768
(b)	Amortization of intangibles	2,232	970	-
(c)	Acquisition related cost	2,138	1,320	-
(d)	Integration cost	1,280	839	-
(e)	Acquired in-process research and development	971	5,440	-
(f)	Tax adjustment	551	-	-
	Non-GAAP net income (loss)	$(2,892)	$3,928	$4,356
	Non-GAAP net income (loss) per basic share	$(0.07)	$0.09	$0.10
	Non-GAAP net income (loss) per diluted share	$(0.07)	$0.08	$0.10
	Common shares outstanding – basic	43,902	43,766	43,533
	Common shares outstanding - diluted	43,902	46,723	45,703

These adjustments reconcile the Company’s GAAP results of operations to the reported non-GAAP results of operations.  The Company believes that presentation of net income and net income per share excluding non-cash equity-based compensation, amortization of intangible assets, acquired in-process research and development, integration and acquisition expenses in connection with the acquisition of Chipidea provides meaningful supplemental information to investors, as well as management that is indicative of the Company’s ongoing operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and budgeting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results, and may be different than non-GAAP measures used by other companies.

(a)
This adjustment reflects the non-cash equity-based compensation expense related to the Company’s adoption of SFAS No. 123 revised (SFAS 123R) beginning July 1, 2005. For the second fiscal quarter ending December 31, 2007, $2.1 million of equity-based compensation was allocated as follows: $825,000 to research and development, $636,000 to sales and marketing and $621,000 to general and administrative. For the first fiscal quarter ending September 30, 2007, $2.4 million of equity-based compensation expense was allocated as follows:  $833,000 to research and development, $662,000 to sales and marketing and $895,000 to general and administrative.  For the second quarter of fiscal 2007 ending December 31, 2006, $1.8 million equity-based compensation expense was allocated as follows:  $714,000 to research and development, $534,000 to sales and marketing and $520,000 to general and administrative.  Management believes that it is useful to investors to understand how the expenses associated with the adoption of SFAS 123R are reflected in net income.

(b)
This adjustment reflects the non-cash expense related to the amortization of intangibles acquired in connection with the acquisition of Chipidea included in operating expenses. For the second fiscal quarter ending December 31, 2007, $2.2 million of amortization expense related to these intangible assets was allocated as follows:  $2.2 million to cost of sales, $10,000 to research and development and $29,000 to sales and marketing. For the first fiscal quarter ending September 30, 2007, $970,000 of amortization expense related to these intangible assets was allocated as follows:  $834,000 to cost of sales and $136,000 to sales and marketing. Management believes that excluding this charge facilitates comparisons to MIPS’ ongoing operating results because the expense for the amortization of intangibles is not indicative of operational performance and the amount of such charges varies significantly based on the size and timing of our acquisitions and the maturity of the business being acquired.

(c)
This adjustment reflects the amortization expense related to the amount held in escrow and payable to the founders of Chipidea in connection with the acquisition of Chipidea.  This adjustment also reflects legal fees incurred in association with certain financing activities and the amortization of loan origination fees. For the second fiscal quarter ending December 31, 2007, $1,674,000 was expensed related to the escrow amount payable to the founders of Chipidea, and $464,000 was expensed related to the amortization of loan origination fees.  For the first fiscal quarter ending September 30, 2007, $648,000 was expensed related to the escrow amount payable to the founders of Chipidea and legal fees of $335,000 were expensed related to certain financing activities and $337,000 was expensed related to the amortization of loan origination fees.  Management believes that excluding the unique charges for the Chipidea escrow payments and the fees associated with financing activities necessitated by the acquisition facilitates comparisons to MIPS’ ongoing operating results during periods when there was no escrow amortization or financing activities and also facilitates investors’ understanding of ongoing operating performance.

(d)
This adjustment reflects integration expense related to the acquisition of Chipidea recorded in accounting and legal expense.  Management believes that the integration charges associated with the acquisition are elements of the acquisition process and that excluding this charge facilitates comparisons to MIPS’ ongoing operating results during periods when there were no acquisitions and also facilitates investors’ understanding of ongoing operating performance.

(e)
This adjustment reflects acquired in-process research and development expense related to the acquisition of Chipidea.  Management believes that excluding this non-cash acquisition related charge facilitates comparisons to MIPS’ ongoing operating results during periods when there were no acquisitions involving in-process research and development and also facilitates investors’ understanding of ongoing operating performance.

(f)	This adjustment reflects the non-GAAP tax adjustment due to the adjustments described above.

MIPS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME and NET INCOME PER SHARE

(In thousands, except per share data)

(unaudited)

		Six Months Ended December 31, 2007	Six Months Ended December 31, 2006
	GAAP net income (loss)	$(19,177)	$4,911
	Net income (loss) per basic share	$(0.44)	$0.11
	Net income (loss) per diluted share	$(0.44)	$0.11
(g)	Equity-based compensation expense under SFAS 123R	$4,472	$3,831
(h)	Amortization of intangibles	3,202	-
(i)	Acquisition related cost	3,458	-
(j)	Integration cost	2,119	-
(k)	Acquired in-process research and development	6,411	-
(l)	Tax adjustment	551	-
	Non-GAAP net income	$1,036	$8,742
	Non-GAAP net income per basic share	$0.02	$0.20
	Non-GAAP net income per diluted share	$0.02	$0.19
	Common shares outstanding – basic	43,834	43,497
	Common shares outstanding - diluted	46,210	45,402

These adjustments reconcile the Company’s GAAP results of operations to the reported non-GAAP results of operations.  The Company believes that presentation of net income and net income per share excluding non-cash equity-based compensation, amortization of intangible assets, acquired in-process research and development, integration and acquisition expenses in connection with the acquisition of Chipidea provides meaningful supplemental information to investors, as well as management that is indicative of the Company’s ongoing operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and budgeting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results, and may be different than non-GAAP measures used by other companies.

(g)
This adjustment reflects the non-cash equity-based compensation expense related to the Company’s adoption of SFAS No. 123 revised (SFAS 123R) beginning July 1, 2005. For the six month ending ending December 31, 2007, $4.5 million of equity-based compensation was allocated as follows: $1.7 million to research and development, $1.3 million to sales and marketing and $1.5 million to general and administrative. For the six month ending December 31, 2006, $3.8 million equity-based compensation expense was allocated as follows:  $1.5 million to research and development, $1.1 million to sales and marketing and $1.2 million to general and administrative.  Management believes that it is useful to investors to understand how the expenses associated with the adoption of SFAS 123R are reflected in net income.

(h)
This adjustment reflects the non-cash expense related to the amortization of intangibles acquired in connection with the acquisition of Chipidea included in operating expenses. For the six month ending December 31, 2007, $3.2 million of amortization expense related to these intangible assets was allocated as follows:  $3.0 million to cost of sales, $10,000 to research and development and $165,000 to sales and marketing.  Management believes that excluding this charge facilitates comparisons to MIPS’ ongoing operating results because the expense for the amortization of intangibles is not indicative of operational performance and the amount of such charges varies significantly based on the size and timing of our acquisitions and the maturity of the business being acquired.

(i)
This adjustment reflects the amortization expense related to the amount held in escrow and payable to the founders of Chipidea in connection with the acquisition of Chipidea.  This adjustment also reflects legal fees incurred in association with certain financing activities and the amortization of loan origination fees. For the six month ending December 31, 2007, $2.3 million was expensed related to the escrow amount payable to the founders of Chipidea and legal fees of $335,000 were expensed related to certain financing activities and $801,000 was expensed related to the amortization of loan origination fees.  Management believes that excluding the unique charges for the Chipidea escrow payments and the fees associated with financing activities necessitated by the acquisition facilitates comparisons to MIPS’ ongoing operating results during periods when there was no escrow amortization or financing activities and also facilitates investors’ understanding of ongoing operating performance.

(j)
This adjustment reflects integration expense related to the acquisition of Chipidea recorded in accounting and legal expense.  Management believes that the integration charges associated with the acquisition are elements of the acquisition process and that excluding this charge facilitates comparisons to MIPS’ ongoing operating results during periods when there were no acquisitions and also facilitates investors’ understanding of ongoing operating performance.

(k)
This adjustment reflects acquired in-process research and development expense related to the acquisition of Chipidea.  Management believes that excluding this non-cash acquisition related charge facilitates comparisons to MIPS’ ongoing operating results during periods when there were no acquisitions involving in-process research and development and also facilitates investors’ understanding of ongoing operating performance.

(l)	This adjustment reflects the non-GAAP tax adjustment due to the adjustments described above.